UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2023

Item 1.

Reports to Stockholders

Fidelity® Strategic Dividend & Income® Fund

Annual Report
November 30, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-4.55%	5.85%	6.75%
Class M (incl. 3.50% sales charge)	-2.51%	6.08%	6.73%
Class C (incl. contingent deferred sales charge)	-0.42%	6.31%	6.74%
Fidelity® Strategic Dividend & Income® Fund	1.55%	7.42%	7.68%
Class I	1.53%	7.39%	7.66%
Class Z	1.66%	7.52%	7.73%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Dividend & Income® Fund, a class of the fund, on November 30, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending November 30, 2023, a slowing in the pace of inflation and a resilient U.S. economy provided a favorable backdrop for risk assets throughout much of 2023. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and twice deciding to hold rates at a 22-year high while it observes the effect on inflation and the economy. Against this backdrop, the Fidelity Strategic Dividend & Income Composite Index rose 0.46% the past 12 months. Within the index, preferred stocks, as measured by the ICE BofA® Fixed Rate Preferred Securities Index, gained 5.18%, benefiting late in the period from mounting expectations for lower interest rates. Convertible securities, which have seen declining equity sensitivity in recent years, also rallied in the period's final months, finishing with an increase of 3.08%, according to the ICE BofA® All U.S. Convertibles Index. Meanwhile, dividend-paying equities, as measured by the MSCI USA High Dividend Yield Index, returned -1.76%, as value stocks significantly trailed their growth counterparts. Of final note, real estate investment trusts, indicated by the FTSE NAREIT Equity REITs Index, returned -1.85%, hampered the most by lackluster performance among office and apartment REITs.
Comments from Co-Lead Manager Adam Kramer:
For the fiscal year ending November 30, 2023, the fund's share classes gained roughly 1% to 2% (excluding sales charges, if applicable), outperforming the 0.46% advance of the Fidelity Strategic Dividend & Income Composite IndexSM. The largest positive impact on the fund's relative performance by far came from security selection in the fund's dividend-paying equity subportfolio. Specifically, picks in the health care, industrials and consumer staples sectors proved especially beneficial. Investment choices among REITs also aided the broader fund's relative performance this period, driven the most by security selection in the health care and shopping center categories. Picks in the preferred stock subportfolio added further value, propelled by increased emphasis on fixed-to-floating rate preferreds, which fared particularly well. In terms of industry exposures, investment choices in the banking and financial services categories provided a lift this period. Modestly favorable security selection among convertible securities - especially in the information technology category - helped to a lesser extent, as did beneficial non-benchmark exposure to master limited partnerships. Meanwhile, little meaningfully pressured the fund's relative result the past 12 months. Security selection in the MLP category was the most negative, primarily due to the subportfolio's out-of-benchmark allocation to energy exploration and production companies, which struggled due to generally lower commodity prices. Lastly, the fund's out-of-benchmark stake in infrastructure equities minimally detracted.
Note to shareholders:
On January 1, 2024, Rick Gandhi assumed co-management responsibilities for the fund and the fund's preferred sleeve. He also assumes co-management responsibilities for the convertible sleeve, joining Co-Manager Adam Kramer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Exxon Mobil Corp.	2.6
Procter & Gamble Co.	2.4
Prologis (REIT), Inc.	2.0
The Coca-Cola Co.	1.7
Johnson & Johnson	1.7
Merck & Co., Inc.	1.7
McDonald's Corp.	1.6
Equinix, Inc.	1.5
Cisco Systems, Inc.	1.5
Eaton Corp. PLC	1.3
18.0

Market Sectors (% of Fund's net assets)

Financials	20.8
Real Estate	16.0
Information Technology	9.7
Consumer Staples	9.5
Health Care	8.7
Industrials	7.5
Energy	6.1
Utilities	6.1
Consumer Discretionary	4.1
Communication Services	4.0
Materials	1.6

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments November 30, 2023
Showing Percentage of Net Assets
Corporate Bonds - 9.9%
	Principal Amount (a)	Value ($)
Convertible Bonds - 9.0%
COMMUNICATION SERVICES - 0.8%
Entertainment - 0.2%
Liberty Media Corp. 2.375% 9/30/53 (b)	2,469,000	2,491,221
Liberty Media Corp. Liberty Formula One 2.25% 8/15/27	3,067,000	3,105,632
Live Nation Entertainment, Inc. 3.125% 1/15/29 (b)	2,365,000	2,514,232
Zynga, Inc. 0% 12/15/26	1,969,000	1,575,200
		9,686,285
Interactive Media & Services - 0.3%
Liberty TripAdvisor Holdings, Inc. 0.5% 6/30/51 (b)	859,000	695,791
Snap, Inc.:
0% 5/1/27	6,440,000	4,951,072
0.125% 3/1/28	10,886,000	7,925,008
0.25% 5/1/25	1,118,000	1,105,143
0.75% 8/1/26	1,190,000	1,151,325
TripAdvisor, Inc. 0.25% 4/1/26	1,081,000	934,416
		16,762,755
Media - 0.3%
DISH Network Corp.:
0% 12/15/25	5,082,000	2,626,835
3.375% 8/15/26	10,427,000	4,718,215
Liberty Broadband Corp. 3.125% 3/31/53 (b)	3,480,000	3,477,912
Liberty Media Corp. 3.75% 3/15/28 (b)	2,300,000	2,642,721
		13,465,683
TOTAL COMMUNICATION SERVICES		39,914,723

CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.3%
Ford Motor Co. 0% 3/15/26	3,200,000	2,984,000
Rivian Automotive, Inc.:
3.625% 10/15/30(b)	4,930,000	4,729,842
4.625% 3/15/29(b)	4,259,000	4,682,771
		12,396,613
Broadline Retail - 0.1%
Etsy, Inc.:
0.125% 10/1/26	1,332,000	1,465,866
0.125% 9/1/27	1,599,000	1,312,139
0.25% 6/15/28	1,690,000	1,296,230
		4,074,235
Hotels, Restaurants & Leisure - 0.5%
Booking Holdings, Inc. 0.75% 5/1/25	2,311,000	3,888,373
Carnival Corp. 5.75% 12/1/27 (b)	3,075,000	4,331,138
Cracker Barrel Old Country Store, Inc. 0.625% 6/15/26	991,000	829,963
DraftKings, Inc. 0% 3/15/28	9,689,000	7,775,423
Penn Entertainment, Inc. 2.75% 5/15/26	4,135,000	5,236,978
Royal Caribbean Cruises Ltd. 6% 8/15/25	2,312,000	5,176,568
		27,238,443
Leisure Products - 0.1%
Peloton Interactive, Inc. 0% 2/15/26	6,276,000	4,748,041
Topgolf Callaway Brands Corp. 2.75% 5/1/26	2,372,000	2,356,582
		7,104,623
Specialty Retail - 0.2%
The RealReal, Inc.:
1% 3/1/28	1,813,000	742,424
3% 6/15/25	420,000	304,500
Wayfair LLC 0.625% 10/1/25	7,702,000	6,845,538
		7,892,462
TOTAL CONSUMER DISCRETIONARY		58,706,376

CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Freshpet, Inc. 3% 4/1/28 (b)	750,000	935,250
Post Holdings, Inc. 2.5% 8/15/27	1,250,000	1,239,375
		2,174,625
Tobacco - 0.1%
Turning Point Brands, Inc. 2.5% 7/15/24	3,645,326	3,549,629

TOTAL CONSUMER STAPLES		5,724,254

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EQT Corp. 1.75% 5/1/26	1,209,000	3,313,196
Northern Oil & Gas, Inc. 3.625% 4/15/29	6,185,000	7,193,155
Peabody Energy Corp. 3.25% 3/1/28	864,000	1,216,944
Pioneer Natural Resources Co. 0.25% 5/15/25	1,703,000	4,202,153
World Kinect Corp. 3.25% 7/1/28 (b)	1,110,000	1,056,720
		16,982,168
FINANCIALS - 0.2%
Capital Markets - 0.1%
Coinbase Global, Inc. 0.5% 6/1/26	4,735,000	3,956,566

Consumer Finance - 0.1%
Bread Financial Holdings, Inc. 4.25% 6/15/28 (b)	935,000	871,888
LendingTree, Inc. 0.5% 7/15/25	4,345,000	3,421,688
SoFi Technologies, Inc. 0% 10/15/26 (b)	1,880,000	1,432,560
		5,726,136
Financial Services - 0.0%
Affirm Holdings, Inc. 0% 11/15/26	2,090,000	1,623,721
Shift4 Payments, Inc. 0.5% 8/1/27	739,000	651,724
		2,275,445
TOTAL FINANCIALS		11,958,147

HEALTH CARE - 1.0%
Biotechnology - 0.3%
Alnylam Pharmaceuticals, Inc. 1% 9/15/27	1,675,000	1,544,183
BridgeBio Pharma, Inc. 2.25% 2/1/29	5,140,000	3,900,232
Dynavax Technologies Corp. 2.5% 5/15/26	100,000	143,000
Exact Sciences Corp. 2% 3/1/30 (b)	2,686,000	2,867,305
Insmed, Inc. 0.75% 6/1/28	1,200,000	1,176,600
Mirum Pharmaceuticals, Inc. 4% 5/1/29 (b)	960,000	1,231,200
Natera, Inc. 2.25% 5/1/27	578,000	896,984
Sarepta Therapeutics, Inc.:
1.25% 9/15/27	3,375,000	3,138,750
1.5% 11/15/24	320,000	396,160
		15,294,414
Health Care Equipment & Supplies - 0.4%
CONMED Corp. 2.25% 6/15/27	1,080,000	1,057,860
DexCom, Inc. 0.375% 5/15/28 (b)	2,057,000	2,019,974
Enovis Corp. 3.875% 10/15/28 (b)	1,040,000	1,149,200
Envista Holdings Corp. 2.375% 6/1/25	1,399,000	1,668,308
Glaukos Corp. 2.75% 6/15/27	830,000	1,075,929
Insulet Corp. 0.375% 9/1/26	1,319,000	1,410,011
Integer Holdings Corp. 2.125% 2/15/28 (b)	2,312,000	2,686,544
Lantheus Holdings, Inc. 2.625% 12/15/27 (b)	1,200,000	1,429,560
LivaNova U.S.A., Inc. 3% 12/15/25	1,360,000	1,384,616
NuVasive, Inc. 0.375% 3/15/25	1,750,000	1,605,625
Omnicell, Inc. 0.25% 9/15/25	959,000	858,904
Shockwave Medical, Inc. 1% 8/15/28 (b)	2,217,000	2,045,183
TransMedics Group, Inc. 1.5% 6/1/28 (b)	1,489,000	1,601,568
		19,993,282
Health Care Providers & Services - 0.1%
Accolade, Inc. 0.5% 4/1/26	5,816,000	4,922,081
Guardant Health, Inc. 0% 11/15/27	1,804,000	1,218,782
		6,140,863
Health Care Technology - 0.1%
Health Catalyst, Inc. 2.5% 4/15/25	724,000	668,324
Teladoc Health, Inc. 1.25% 6/1/27	2,204,000	1,771,575
Veradigm, Inc. 0.875% 1/1/27	69,000	71,243
		2,511,142
Life Sciences Tools & Services - 0.0%
Repligen Corp. 0.375% 7/15/24	585,000	813,911

Pharmaceuticals - 0.1%
Amphastar Pharmaceuticals, Inc. 2% 3/15/29 (b)	830,000	940,473
Jazz Investments I Ltd. 2% 6/15/26	1,726,000	1,700,110
		2,640,583
TOTAL HEALTH CARE		47,394,195

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Axon Enterprise, Inc. 0.5% 12/15/27 (b)	2,717,000	3,163,947
Spirit Aerosystems, Inc. 3.25% 11/1/28 (b)	2,420,000	2,832,199
		5,996,146
Commercial Services & Supplies - 0.0%
Tetra Tech, Inc. 2.25% 8/15/28 (b)	1,590,000	1,612,896

Construction & Engineering - 0.1%
Fluor Corp. 1.125% 8/15/29 (b)	2,016,000	2,134,944
Granite Construction, Inc. 3.75% 5/15/28 (b)	1,900,000	2,236,300
		4,371,244
Electrical Equipment - 0.1%
Array Technologies, Inc. 1% 12/1/28	1,292,000	1,192,516
Bloom Energy Corp. NULL 3% 6/1/28 (b)	1,110,000	1,158,618
		2,351,134
Ground Transportation - 0.2%
Lyft, Inc. 1.5% 5/15/25	2,051,000	1,884,869
Uber Technologies, Inc.:
0% 12/15/25	2,274,000	2,215,509
0.875% 12/1/28(b)	6,825,000	7,056,870
		11,157,248
Machinery - 0.0%
John Bean Technologies Corp. 0.25% 5/15/26	1,444,000	1,304,654

Passenger Airlines - 0.1%
American Airlines Group, Inc. 6.5% 7/1/25	2,892,000	3,056,844
Southwest Airlines Co. 1.25% 5/1/25	62,000	60,730
		3,117,574
Professional Services - 0.1%
CSG Systems International, Inc. 3.875% 9/15/28 (b)	2,240,000	2,153,312
Parsons Corp. 0.25% 8/15/25	2,343,000	3,321,203
		5,474,515
TOTAL INDUSTRIALS		35,385,411

INFORMATION TECHNOLOGY - 3.3%
Communications Equipment - 0.1%
Lumentum Holdings, Inc.:
0.5% 12/15/26	1,859,000	1,561,560
0.5% 6/15/28	2,140,000	1,564,982
1.5% 12/15/29(b)	1,220,000	1,074,210
		4,200,752
Electronic Equipment, Instruments & Components - 0.1%
Advanced Energy Industries, Inc. 2.5% 9/15/28 (b)	675,000	664,470
Insight Enterprises, Inc. 0.75% 2/15/25	1,116,000	2,468,592
Par Technology Corp. 1.5% 10/15/27	98,000	81,095
Vishay Intertechnology, Inc. 2.25% 9/15/30 (b)	1,280,000	1,193,600
		4,407,757
IT Services - 0.7%
Akamai Technologies, Inc.:
0.125% 5/1/25	3,171,000	3,961,847
0.375% 9/1/27	3,316,000	3,631,020
1.125% 2/15/29(b)	3,450,000	3,644,925
BigCommerce Holdings, Inc. 0.25% 10/1/26	1,820,000	1,428,700
Cloudflare, Inc. 0% 8/15/26	5,564,000	4,882,410
Digitalocean Holdings, Inc. 0% 12/1/26	4,137,000	3,255,405
Fastly, Inc. 0% 3/15/26	2,495,000	2,144,453
MongoDB, Inc. 0.25% 1/15/26	3,169,000	6,377,613
Okta, Inc.:
0.125% 9/1/25	1,686,000	1,513,185
0.375% 6/15/26	1,504,000	1,293,440
Perficient, Inc. 0.125% 11/15/26	1,910,000	1,554,358
Wix.com Ltd. 0% 8/15/25	2,957,000	2,621,381
		36,308,737
Semiconductors & Semiconductor Equipment - 0.2%
ON Semiconductor Corp.:
0% 5/1/27	2,273,000	3,282,212
0.5% 3/1/29(b)	3,985,000	3,819,623
Veeco Instruments, Inc. 2.875% 6/1/29 (b)	370,000	440,115
Wolfspeed, Inc.:
0.25% 2/15/28	2,781,000	1,720,049
1.75% 5/1/26	1,637,000	1,704,117
		10,966,116
Software - 2.0%
Altair Engineering, Inc.:
0.25% 6/1/24	1,265,000	1,982,097
1.75% 6/15/27	1,700,000	1,966,730
Avalara, Inc. 0.25% 8/1/26	1,550,000	1,538,375
Bentley Systems, Inc.:
0.125% 1/15/26	1,285,000	1,267,396
0.375% 7/1/27	1,750,000	1,545,250
Bill Holdings, Inc.:
0% 12/1/25	1,971,000	1,759,118
0% 4/1/27	5,571,000	4,401,090
BlackLine, Inc. 0% 3/15/26	5,280,000	4,560,600
Box, Inc. 0% 1/15/26	1,657,000	1,869,096
Confluent, Inc. 0% 1/15/27	1,963,000	1,592,582
CyberArk Software Ltd. 0% 11/15/24	1,108,000	1,448,292
Datadog, Inc. 0.125% 6/15/25	1,830,000	2,485,140
Dropbox, Inc.:
0% 3/1/26	797,000	762,331
0% 3/1/28	811,000	780,588
Everbridge, Inc.:
0% 3/15/26	1,142,000	959,280
0.125% 12/15/24	1,856,000	1,707,520
Guidewire Software, Inc. 1.25% 3/15/25	1,087,000	1,154,938
HubSpot, Inc. 0.375% 6/1/25	1,197,000	2,137,842
InterDigital, Inc. 3.5% 6/1/27	1,400,000	1,917,160
LivePerson, Inc. 0% 12/15/26	2,921,000	1,924,355
MicroStrategy, Inc.:
0% 2/15/27	13,696,000	10,640,422
0.75% 12/15/25	1,177,000	1,630,145
Pagerduty, Inc.:
1.25% 7/1/25	645,000	605,526
1.5% 10/15/28(b)	1,220,000	1,265,018
Palo Alto Networks, Inc. 0.375% 6/1/25	5,066,000	15,030,822
Pegasystems, Inc. 0.75% 3/1/25	653,000	603,699
Progress Software Corp. 1% 4/15/26	1,457,000	1,523,294
Q2 Holdings, Inc. 0.75% 6/1/26	1,070,000	943,633
Rapid7, Inc.:
0.25% 3/15/27	95,000	83,600
1.25% 3/15/29(b)	1,610,000	1,698,550
RingCentral, Inc. 0% 3/15/26	1,705,000	1,423,675
Splunk, Inc.:
1.125% 9/15/25	2,310,000	2,538,690
1.125% 6/15/27	3,502,000	3,375,928
Tyler Technologies, Inc. 0.25% 3/15/26	1,974,000	1,982,883
Unity Software, Inc. 0% 11/15/26	11,562,000	9,324,753
Varonis Systems, Inc. 1.25% 8/15/25	1,169,000	1,668,748
Workiva, Inc. 1.25% 8/15/28 (b)	2,054,000	1,999,569
Zscaler, Inc. 0.125% 7/1/25	2,424,000	3,372,996
		97,471,731
Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman 3.5% 6/1/28 (b)	4,190,000	4,747,270
Western Digital Corp. 3% 11/15/28 (b)	4,620,000	5,285,280
		10,032,550
TOTAL INFORMATION TECHNOLOGY		163,387,643

MATERIALS - 0.1%
Chemicals - 0.0%
Livent Corp. 4.125% 7/15/25	447,000	731,516

Metals & Mining - 0.1%
Equinox Gold Corp. 4.75% 10/15/28 (b)	700,000	763,000
MP Materials Corp. 0.25% 4/1/26 (b)	1,143,000	942,975
United States Steel Corp. 5% 11/1/26	628,000	1,695,600
		3,401,575
TOTAL MATERIALS		4,133,091

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ventas Realty LP 3.75% 6/1/26 (b)	5,572,000	5,672,296
Welltower OP LLC 2.75% 5/15/28 (b)	4,925,000	5,358,893
		11,031,189
Real Estate Management & Development - 0.1%
Redfin Corp.:
0% 10/15/25	1,192,000	986,380
0.5% 4/1/27	6,206,000	3,537,420
Zillow Group, Inc. 1.375% 9/1/26	1,373,000	1,543,939
		6,067,739
TOTAL REAL ESTATE		17,098,928

UTILITIES - 1.0%
Electric Utilities - 0.7%
Alliant Energy Corp. 3.875% 3/15/26 (b)	1,160,000	1,143,760
Duke Energy Corp. 4.125% 4/15/26 (b)	8,175,000	8,060,550
FirstEnergy Corp. 4% 5/1/26 (b)	4,865,000	4,789,593
NRG Energy, Inc. 2.75% 6/1/48	2,634,000	3,209,529
PG&E Corp. 4.25% 12/1/27 (b)	7,600,000	7,600,000
PPL Capital Funding, Inc. 2.875% 3/15/28 (b)	2,910,000	2,752,860
Southern Co. 3.875% 12/15/25 (b)	8,150,000	8,137,775
		35,694,067
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP 0% 11/15/25 (b)	4,162,000	3,566,834
Ormat Technologies, Inc. 2.5% 7/15/27	690,000	651,360
		4,218,194
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 4.25% 8/15/26 (b)	2,540,000	2,519,186
CMS Energy Corp. 3.375% 5/1/28 (b)	2,355,000	2,290,238
		4,809,424
Water Utilities - 0.1%
American Water Capital Corp. 3.625% 6/15/26 (b)	3,239,000	3,226,044

TOTAL UTILITIES		47,947,729

TOTAL CONVERTIBLE BONDS		448,632,665
Nonconvertible Bonds - 0.9%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
Gannett Holdings LLC 6% 11/1/26 (b)	4,190,000	3,679,239

CONSUMER STAPLES - 0.1%
Tobacco - 0.1%
Turning Point Brands, Inc. 5.625% 2/15/26 (b)	2,635,000	2,457,138

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SFL Corp. Ltd. 7.25% 5/12/26 (b)	800,000	772,608

FINANCIALS - 0.5%
Capital Markets - 0.0%
Deutsche Bank AG New York Branch 6.72% 1/18/29 (c)	750,000	763,151

Financial Services - 0.2%
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 7.2086% 12/21/65 (b)(c)(d)	14,050,000	10,296,794

Insurance - 0.3%
MetLife, Inc. 6.4% 12/15/66 (c)	8,000,000	7,862,342
Prudential Financial, Inc.:
3.7% 10/1/50(c)	2,500,000	2,060,966
5.125% 3/1/52(c)	2,350,000	2,087,643
6.75% 3/1/53(c)	2,750,000	2,734,180
		14,745,131
TOTAL FINANCIALS		25,805,076

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	2,770,000	2,158,204

UTILITIES - 0.2%
Electric Utilities - 0.1%
Southern Co. 4% 1/15/51 (c)	5,900,000	5,523,118

Multi-Utilities - 0.1%
CMS Energy Corp.:
3.75% 12/1/50(c)	450,000	333,236
4.75% 6/1/50(c)	3,500,000	3,022,924
Sempra 4.125% 4/1/52 (c)	1,750,000	1,418,214
		4,774,374
TOTAL UTILITIES		10,297,492

TOTAL NONCONVERTIBLE BONDS		45,169,757
TOTAL CORPORATE BONDS (Cost $469,197,286)		493,802,422

U.S. Treasury Obligations - 1.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
3.875% 2/15/43	57,000,000	50,843,555
3.875% 5/15/43	10,000,000	8,912,500
TOTAL U.S. TREASURY OBLIGATIONS (Cost $58,242,365)		59,756,055

Common Stocks - 51.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	166,600	2,760,562
Cellnex Telecom SA (b)	99,955	3,816,136
Helios Towers PLC (e)	883,423	796,866
Verizon Communications, Inc.	1,194,619	45,789,746
		53,163,310
Entertainment - 0.0%
The Walt Disney Co.	29,200	2,706,548
Media - 1.4%
Comcast Corp. Class A	1,436,412	60,171,299
Interpublic Group of Companies, Inc.	268,800	8,262,912
		68,434,211
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	93,054	13,999,974
TOTAL COMMUNICATION SERVICES		138,304,043
CONSUMER DISCRETIONARY - 2.8%
Diversified Consumer Services - 0.1%
H&R Block, Inc.	172,100	7,816,782
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.	281,678	79,388,128
Super Group SGHC Ltd. (e)	316,995	963,665
		80,351,793
Specialty Retail - 1.0%
Best Buy Co., Inc.	85,300	6,051,182
Burlington Stores, Inc. (e)	56,700	9,615,753
Dick's Sporting Goods, Inc.	100	13,010
Lowe's Companies, Inc.	28,900	5,746,187
TJX Companies, Inc.	306,800	27,032,148
		48,458,280
Textiles, Apparel & Luxury Goods - 0.1%
Columbia Sportswear Co.	50,300	3,939,999
TOTAL CONSUMER DISCRETIONARY		140,566,854
CONSUMER STAPLES - 9.3%
Beverages - 2.2%
Keurig Dr. Pepper, Inc.	763,252	24,095,866
The Coca-Cola Co.	1,504,847	87,943,259
		112,039,125
Consumer Staples Distribution & Retail - 1.9%
Albertsons Companies, Inc.	194,200	4,227,734
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	262,700	14,984,325
BJ's Wholesale Club Holdings, Inc. (e)	241,500	15,596,070
Costco Wholesale Corp.	11,900	7,053,606
Dollar Tree, Inc. (e)	200,200	24,742,718
Metro, Inc.	156,500	7,843,741
Target Corp.	76,900	10,289,989
Walmart, Inc.	80,200	12,486,338
		97,224,521
Food Products - 1.1%
Bunge Global SA	167,000	18,348,290
Mondelez International, Inc.	480,914	34,173,749
		52,522,039
Household Products - 2.4%
Procter & Gamble Co.	780,560	119,831,571
Personal Care Products - 0.8%
Estee Lauder Companies, Inc. Class A	31,100	3,971,159
Kenvue, Inc.	1,416,145	28,946,004
Unilever PLC	120,400	5,743,895
		38,661,058
Tobacco - 0.9%
Philip Morris International, Inc.	457,600	42,721,536
TOTAL CONSUMER STAPLES		462,999,850
ENERGY - 5.5%
Energy Equipment & Services - 0.0%
Diamond Offshore Drilling, Inc. (e)	30,920	397,940
Noble Corp. PLC	17,390	802,375
Valaris Ltd. (e)	2,100	144,060
		1,344,375
Oil, Gas & Consumable Fuels - 5.5%
Antero Resources Corp. (e)	24,880	587,914
Canadian Natural Resources Ltd.	231,438	15,454,215
Cheniere Energy, Inc.	40,899	7,449,753
ConocoPhillips Co.	95,888	11,081,776
DHT Holdings, Inc.	1,428,156	14,224,434
Energy Transfer LP	447,356	6,213,775
EnLink Midstream LLC (f)	69,150	945,281
Enterprise Products Partners LP	139,064	3,724,134
Exxon Mobil Corp.	1,285,506	132,072,868
Hess Corp.	46,800	6,578,208
Imperial Oil Ltd.	398,031	22,424,901
MEG Energy Corp. (e)	14,720	278,356
MPLX LP	38,396	1,399,918
Phillips 66 Co.	140,724	18,137,916
Plains All American Pipeline LP	255,058	4,050,321
Range Resources Corp.	32,430	1,053,975
Shell PLC ADR	30,720	2,021,376
Targa Resources Corp.	69,317	6,269,723
The Williams Companies, Inc.	115,461	4,247,810
Valero Energy Corp.	110,938	13,907,188
Western Midstream Partners LP	81,979	2,444,614
		274,568,456
TOTAL ENERGY		275,912,831
FINANCIALS - 4.9%
Banks - 1.9%
Bank of America Corp.	670,445	20,441,868
JPMorgan Chase & Co.	134,300	20,961,544
M&T Bank Corp.	91,857	11,773,312
PNC Financial Services Group, Inc.	221,002	29,605,428
Wells Fargo & Co.	259,912	11,589,476
		94,371,628
Consumer Finance - 0.3%
Capital One Financial Corp.	151,890	16,960,037
Financial Services - 0.2%
Visa, Inc. Class A	38,300	9,830,844
Insurance - 2.5%
American Financial Group, Inc.	93,900	10,741,221
Chubb Ltd.	175,136	40,181,452
Hartford Financial Services Group, Inc.	262,736	20,535,446
Marsh & McLennan Companies, Inc.	47,900	9,552,218
The Travelers Companies, Inc.	226,692	40,945,109
		121,955,446
TOTAL FINANCIALS		243,117,955
HEALTH CARE - 7.7%
Biotechnology - 0.3%
Gilead Sciences, Inc.	208,000	15,932,800
Health Care Providers & Services - 0.7%
UnitedHealth Group, Inc.	60,904	33,678,085
Life Sciences Tools & Services - 0.5%
Danaher Corp.	110,270	24,624,394
Pharmaceuticals - 6.2%
AstraZeneca PLC sponsored ADR	423,724	27,368,333
Bristol-Myers Squibb Co.	207,571	10,249,856
Eli Lilly & Co.	67,733	40,032,912
Johnson & Johnson	557,862	86,278,937
Merck & Co., Inc.	806,381	82,637,925
Roche Holding AG (participation certificate)	101,413	27,282,242
Royalty Pharma PLC	302,300	8,183,261
Sanofi SA sponsored ADR	586,100	27,400,175
		309,433,641
TOTAL HEALTH CARE		383,668,920
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.0%
Huntington Ingalls Industries, Inc.	68,194	16,163,342
Northrop Grumman Corp.	27,202	12,925,302
The Boeing Co. (e)	91,199	21,124,424
		50,213,068
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	269,329	40,832,970
Building Products - 0.3%
Johnson Controls International PLC	278,890	14,725,392
Commercial Services & Supplies - 0.5%
GFL Environmental, Inc.	237,600	6,818,338
GFL Environmental, Inc.	126,745	3,637,582
Republic Services, Inc.	22,767	3,684,611
Veralto Corp.	38,190	2,950,178
Waste Connections, Inc. (United States)	16,554	2,242,901
Waste Management, Inc.	43,800	7,489,362
		26,822,972
Construction & Engineering - 0.0%
Ferrovial SE	51,698	1,787,239
Electrical Equipment - 1.5%
AMETEK, Inc.	39,900	6,193,677
Babcock & Wilcox Enterprises, Inc. (e)	643,441	913,686
Eaton Corp. PLC	287,803	65,529,865
		72,637,228
Ground Transportation - 0.1%
Canadian Pacific Kansas City Ltd.	7,979	574,488
CSX Corp.	37,908	1,224,428
Norfolk Southern Corp.	2,330	508,313
Union Pacific Corp.	5,850	1,317,830
		3,625,059
Industrial Conglomerates - 0.8%
General Electric Co.	154,975	18,875,955
Hitachi Ltd.	119,500	8,289,879
Siemens AG	74,000	12,430,710
		39,596,544
Machinery - 0.6%
ITT, Inc.	286,200	30,986,874
Marine Transportation - 0.0%
Kirby Corp. (e)	8,360	641,630
Professional Services - 0.6%
Experian PLC	441,200	16,220,129
KBR, Inc.	141,000	7,285,470
Paychex, Inc.	39,800	4,854,406
		28,360,005
Trading Companies & Distributors - 0.2%
Watsco, Inc. (f)	33,056	12,634,995
Transportation Infrastructure - 0.2%
Aena SME SA (b)	46,878	8,059,668
TOTAL INDUSTRIALS		330,923,644
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 1.5%
Cisco Systems, Inc.	1,511,580	73,130,240
IT Services - 1.3%
Accenture PLC Class A	81,402	27,118,262
Amdocs Ltd.	274,039	22,956,247
Capgemini SA	67,600	13,833,529
		63,908,038
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	202,200	37,079,436
NXP Semiconductors NV	132,800	27,101,824
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	302,907	29,475,880
		93,657,140
Software - 0.9%
Gen Digital, Inc.	286,100	6,317,088
Microsoft Corp.	88,267	33,445,249
Roper Technologies, Inc.	13,500	7,266,375
		47,028,712
Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc.	39,041	7,415,838
FUJIFILM Holdings Corp.	60,100	3,510,495
Samsung Electronics Co. Ltd.	526,283	29,475,249
		40,401,582
TOTAL INFORMATION TECHNOLOGY		318,125,712
MATERIALS - 1.5%
Chemicals - 0.7%
Linde PLC	83,918	34,722,751
Containers & Packaging - 0.5%
Ball Corp.	110,300	6,098,487
Crown Holdings, Inc.	196,432	16,895,116
		22,993,603
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	432,900	16,155,828
TOTAL MATERIALS		73,872,182
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	58,800	12,276,264
Crown Castle International Corp.	11,253	1,319,752
Equinix, Inc.	3,708	3,022,057
Lamar Advertising Co. Class A	133,968	13,569,619
Londonmetric Properity PLC	486,068	1,104,546
Prologis (REIT), Inc.	16,120	1,852,672
Segro PLC	157,835	1,618,380
Tritax Big Box REIT PLC	418,410	808,707
Urban Logistics REIT PLC	479,427	709,356
		36,281,353
UTILITIES - 3.1%
Electric Utilities - 2.1%
Constellation Energy Corp.	159,342	19,286,756
Exelon Corp.	153,900	5,926,689
Iberdrola SA	344,336	4,255,645
Kansai Electric Power Co., Inc.	101,756	1,352,766
NextEra Energy, Inc.	528,721	30,935,466
PG&E Corp.	285,600	4,903,752
Southern Co.	263,682	18,716,148
SSE PLC	66,191	1,531,289
Xcel Energy, Inc.	305,875	18,609,435
		105,517,946
Independent Power and Renewable Electricity Producers - 0.3%
EDP Renovaveis SA	102,764	1,873,632
RWE AG	59,881	2,566,155
Vistra Corp.	358,000	12,676,780
		17,116,567
Multi-Utilities - 0.7%
Ameren Corp.	147,005	11,406,118
National Grid PLC	328,727	4,263,352
Sempra	47,332	3,449,083
WEC Energy Group, Inc.	180,262	15,073,508
		34,192,061
TOTAL UTILITIES		156,826,574
TOTAL COMMON STOCKS (Cost $1,991,021,746)		2,560,599,918

Preferred Stocks - 7.8%
	Shares	Value ($)
Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.4%
Banks - 0.4%
Bank of America Corp. 7.25%	2,912	3,270,176
Wells Fargo & Co. 7.50%	13,785	15,413,359
		18,683,535
Financial Services - 0.0%
Apollo Global Management, Inc. Series A, 6.75%	52,700	2,927,485

TOTAL FINANCIALS		21,611,020

INDUSTRIALS - 0.1%
Machinery - 0.1%
Chart Industries, Inc.	57,600	3,135,744
RBC Bearings, Inc.	6,000	718,380
		3,854,124
UTILITIES - 0.2%
Electric Utilities - 0.1%
NextEra Energy, Inc. 6.296%	168,224	6,195,690

Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp. 6.875%	51,700	3,499,056

TOTAL UTILITIES		9,694,746

TOTAL CONVERTIBLE PREFERRED STOCKS		35,159,890
Nonconvertible Preferred Stocks - 7.1%
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
4.75%	250,000	4,800,000
5.125%	85,000	1,712,750
5.35%	300,000	6,831,000
		13,343,750
CONSUMER DISCRETIONARY - 0.1%
Broadline Retail - 0.1%
First Tennessee Bank NA CME Term SOFR 3 Month Index + 1.110% 3.75% (b)(c)(d)	10,500	6,457,500

Leisure Products - 0.0%
Brunswick Corp. 6.375%	8,000	197,280

TOTAL CONSUMER DISCRETIONARY		6,654,780

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Enbridge, Inc. Series L, U.S. TREASURY 5 YEAR INDEX + 3.150% 4.959% (c)(d)	62,800	1,201,992
Energy Transfer LP 7.60% (c)	223,100	5,628,813
		6,830,805
FINANCIALS - 5.1%
Banks - 3.3%
Bank of America Corp.:
4.25%	550,000	9,773,500
4.375%	331,200	6,077,520
4.75%	125,000	2,473,750
5.00%	500,000	10,400,000
Series HH, 5.875%	150,000	3,597,000
Series KK, 5.375%	455,400	10,105,326
Series PP, 4.125%	300,000	5,211,000
JPMorgan Chase & Co.:
4.55%	583,400	11,691,336
4.625%	650,000	13,227,500
4.75%	325,000	6,760,000
Series DD, 5.75%	384,100	9,333,630
Series EE, 6.00%	175,000	4,403,000
Series MM, 4.20%	716,400	13,468,320
Truist Financial Corp. 4.75%	250,000	4,875,000
U.S. Bancorp:
4.50%	150,000	2,850,000
Series K, 5.50%	100,000	2,209,000
Series L, 3.75%	150,000	2,430,000
Series M, 4.00%	240,500	4,069,260
Wells Fargo & Co.:
4.25%	515,000	8,930,100
4.70%	400,000	7,736,000
Series CC, 4.375%	350,000	6,247,500
Series Y, 5.625%	200,000	4,616,000
Series Z, 4.75%	638,900	12,273,269
		162,758,011
Capital Markets - 0.8%
Charles Schwab Corp. 4.45%	200,000	3,814,000
Morgan Stanley:
Series E, 3 month U.S. LIBOR + 7.120% 7.125%(c)(d)	25,000	631,000
Series I, 6.375%(c)	30,000	748,800
Series K, 5.85%(c)	429,000	10,072,920
Series L, 4.875%	175,000	3,661,000
Series O, 4.50%	483,000	8,843,730
Northern Trust Corp. Series E, 4.70%	90,000	2,043,000
Oaktree Capital Group LLC:
6.55%	133,936	2,779,172
Series A, 6.625%	85,657	1,786,805
State Street Corp.:
Series D, 5.90%(c)	25,000	623,250
Series G, 5.35%(c)	20,000	468,800
Stifel Financial Corp. Series D, 4.50%	114,900	1,919,979
		37,392,456
Financial Services - 0.1%
Apollo Global Management, Inc. (c)	30,000	784,800
Carlyle Finance LLC 4.625%	165,000	2,978,250
Equitable Holdings, Inc.:
4.30%	76,000	1,216,000
Series A 5.25%	84,500	1,763,515
		6,742,565
Insurance - 0.9%
Allstate Corp.:
5.10%	491,000	10,880,560
Series I, 4.75%	125,000	2,626,250
Series J, 7.375%	35,000	934,850
American Financial Group, Inc. 4.50%	54,000	970,920
Athene Holding Ltd.:
Series A, 6.35%(c)	185,000	4,414,100
Series C, 6.375%(c)	199,500	4,945,605
Series D, 4.875%	340,000	5,824,200
MetLife, Inc. Series F 4.75%	150,000	3,139,500
Prudential Financial, Inc. 4.125%	100,000	1,924,000
RenaissanceRe Holdings Ltd. Series G, 4.20%	40,000	669,200
W.R. Berkley Corp.:
4.125%	200,000	3,616,000
4.25%	152,000	3,033,920
5.10%	100,000	2,201,000
		45,180,105
TOTAL FINANCIALS		252,073,137

INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Babcock & Wilcox Enterprises, Inc. 8.125%	138,786	2,935,324

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Pebblebrook Hotel Trust 6.375%	54,000	1,064,340
Public Storage:
3.875%	100,000	1,704,000
3.95%	100,000	1,738,000
4.00%	224,000	4,112,640
4.00%	150,000	2,745,000
Series I, 4.875%	75,000	1,641,000
Series J, 4.70%	85,000	1,785,000
Series K, 4.75%	75,000	1,566,000
Series L, 4.625%	180,000	3,758,400
Series M, 4.125%	70,000	1,302,700
Series O, 3.90%	100,000	1,730,000
Series S, 4.10%	100,000	1,829,000
Summit Hotel Properties, Inc.:
Series E, 6.25%	21,400	441,696
Series F, 5.875%	69,598	1,323,100
Sunstone Hotel Investors, Inc. Series H, 6.125%	20,000	429,800
		27,170,676
UTILITIES - 0.9%
Electric Utilities - 0.5%
Brookfield Infrastructure Finance ULC 5.00%	40,000	650,800
Duke Energy Corp. 5.625%	50,000	1,210,000
Entergy Louisiana LLC 4.875%	30,500	654,073
Entergy New Orleans LLC 5.50%	23,717	527,940
Georgia Power Co. 5.00%	40,000	929,200
NextEra Energy Capital Holdings, Inc. 5.65%	115,000	2,889,950
SCE Trust VII 7.75%	150,000	3,760,500
Southern Co.:
4.20%	221,000	4,309,500
5.25%	41,487	986,976
Series A, 4.95%	309,588	6,875,949
		22,794,888
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP 5.25%	125,000	2,035,000

Multi-Utilities - 0.4%
Brookfield Infrastructure Partners LP:
5.125%	53,000	843,230
Class A 5.00%	59,100	900,684
CMS Energy Corp.:
5.625%	43,258	1,032,136
5.875%	63,130	1,546,054
5.875%	157,943	3,814,323
DTE Energy Co.:
4.375%	100,000	2,030,000
4.375%	85,000	1,736,550
Series E, 5.25%	75,000	1,744,500
Sempra 5.75%	170,459	4,123,403
		17,770,880
TOTAL UTILITIES		42,600,768

TOTAL NONCONVERTIBLE PREFERRED STOCKS		351,609,240
TOTAL PREFERRED STOCKS (Cost $436,289,675)		386,769,130

Equity Funds - 15.1%
	Shares	Value ($)
Fidelity Real Estate Equity Central Fund (g) (Cost $726,086,531)	6,322,354	756,216,801

Preferred Securities - 10.6%
	Principal Amount (a)	Value ($)
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.6693% (c)(d)(h)	5,960,000	5,687,078
6.75% (c)(h)	500,000	468,229
7.125% (c)(h)	6,625,000	5,886,989
Summit Midstream Partners LP 3 month U.S. LIBOR + 7.430% 13.101% (c)(d)(h)(i)	191,000	141,340
		12,183,636
FINANCIALS - 9.7%
Banks - 7.0%
Bank of America Corp.:
4.375% (c)(h)	32,000,000	27,822,028
5.125% (c)(h)	15,500,000	15,502,176
5.875% (c)(h)	33,400,000	30,976,742
6.1% (c)(h)	13,710,000	13,721,014
6.125% (c)(h)	16,000,000	15,646,765
6.3% (c)(h)	8,000,000	8,049,076
Citigroup, Inc. 3.875% (c)(h)	7,000,000	6,099,364
JPMorgan Chase & Co.:
3.65% (c)(h)	28,500,000	25,917,145
4.6% (c)(h)	35,390,000	34,508,610
5% (c)(h)	21,468,000	21,493,636
6.1% (c)(h)	21,000,000	21,100,930
6.125% (c)(h)	2,000,000	1,996,852
6.75% (c)(h)	15,250,000	15,589,771
PNC Financial Services Group, Inc.:
3.4% (c)(h)	10,000,000	7,736,227
5% (c)(h)	10,580,000	9,283,814
6% (c)(h)	6,100,000	5,481,012
6.2% (c)(h)	2,600,000	2,489,625
6.25% (c)(h)	7,135,000	6,302,495
Truist Financial Corp.:
4.8% (c)(h)	12,000,000	10,745,443
4.95% (c)(h)	6,250,000	6,065,798
5.1% (c)(h)	6,850,000	5,978,338
U.S. Bancorp:
3.7% (c)(h)	7,000,000	5,353,846
5.3% (c)(h)	1,500,000	1,277,851
Wells Fargo & Co.:
3.9% (c)(h)	29,400,000	26,766,413
5.9% (c)(h)	20,700,000	20,938,116
7.625% (c)(h)	3,125,000	3,253,928
		350,097,015
Capital Markets - 2.0%
Bank of New York Mellon Corp.:
3.7% (c)(h)	6,725,000	6,145,305
3.75% (c)(h)	8,500,000	7,135,487
4.625% (c)(h)	8,100,000	7,416,820
4.7% (c)(h)	4,925,000	4,848,586
Charles Schwab Corp.:
4% (c)(h)	20,515,000	15,696,537
4% (c)(h)	16,800,000	14,631,186
5% (c)(h)	6,670,000	5,835,991
5.375% (c)(h)	14,875,000	14,572,603
Goldman Sachs Capital II CME Term SOFR 3 Month Index + 0.760% 6.4387% (d)(h)	1	73,895
Goldman Sachs Group, Inc.:
3.65% (c)(h)	2,250,000	1,901,884
4.125% (c)(h)	5,400,000	4,568,759
Morgan Stanley 5.875% (c)(h)	6,770,000	6,258,143
Northern Trust Corp. 4.6% (c)(h)	4,100,000	3,801,995
State Street Corp.:
CME Term SOFR 3 Month Index + 3.590% 9.268% (c)(d)(h)	583,000	595,489
5.625% (c)(h)	6,915,000	6,982,580
		100,465,260
Consumer Finance - 0.4%
Ally Financial, Inc.:
4.7% (c)(h)	7,885,000	5,565,838
4.7% (c)(h)	4,915,000	3,178,134
American Express Co. 3.55% (c)(h)	12,250,000	10,420,132
		19,164,104
Financial Services - 0.0%
Equitable Holdings, Inc. 4.95% (c)(h)	1,250,000	1,206,735
Insurance - 0.3%
Allianz SE 3.2% (b)(c)(h)	3,000,000	2,331,517
MetLife, Inc. 3.85% (c)(h)	9,500,000	9,021,265
		11,352,782
TOTAL FINANCIALS		482,285,896
UTILITIES - 0.7%
Electric Utilities - 0.3%
Duke Energy Corp. 4.875% (c)(h)	8,058,000	7,967,847
Edison International:
5% (c)(h)	5,470,000	5,061,328
5.375% (c)(h)	4,500,000	4,212,574
		17,241,749
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp.:
7% (b)(c)(h)	3,495,000	3,433,217
8% (b)(c)(h)	3,000,000	2,964,581
		6,397,798
Multi-Utilities - 0.3%
Dominion Energy, Inc.:
4.35% (c)(h)	1,935,000	1,668,019
4.65% (c)(h)	4,111,000	3,895,396
Sempra 4.875% (c)(h)	8,000,000	7,714,389
		13,277,804
TOTAL UTILITIES		36,917,351
TOTAL PREFERRED SECURITIES (Cost $566,026,304)		531,386,883

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (j)	206,256,433	206,297,684
Fidelity Securities Lending Cash Central Fund 5.39% (j)(k)	2,596,540	2,596,800
TOTAL MONEY MARKET FUNDS (Cost $208,893,902)		208,894,484

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $4,455,757,809)	4,997,425,693
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(4,760,786)
NET ASSETS - 100.0%	4,992,664,907

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $197,265,375 or 4.0% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Non-income producing
(f)	Security or a portion of the security is on loan at period end.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Security is perpetual in nature with no stated maturity date.
(i)	Non-income producing - Security is in default.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	55,844,907	1,453,775,791	1,303,323,014	6,290,356	-	-	206,297,684	0.4%
Fidelity Real Estate Equity Central Fund	760,734,658	142,403,217	128,349,775	22,318,766	(1,041,048)	(17,530,251)	756,216,801	80.1%
Fidelity Securities Lending Cash Central Fund 5.39%	22,365,575	90,011,479	109,780,254	116,152	-	-	2,596,800	0.0%
Total	838,945,140	1,686,190,487	1,541,453,043	28,725,274	(1,041,048)	(17,530,251)	965,111,285

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	151,647,793	147,831,657	3,816,136	-
Consumer Discretionary	147,221,634	140,764,134	6,457,500	-
Consumer Staples	462,999,850	457,255,955	5,743,895	-
Energy	282,743,636	282,743,636	-	-
Financials	516,802,112	497,333,777	19,468,335	-
Health Care	383,668,920	356,386,678	27,282,242	-
Industrials	337,713,092	305,208,129	32,504,963	-
Information Technology	318,125,712	318,125,712	-	-
Materials	73,872,182	73,872,182	-	-
Real Estate	63,452,029	63,452,029	-	-
Utilities	209,122,088	190,908,345	18,213,743	-

Corporate Bonds	493,802,422	-	493,802,422	-

U.S. Government and Government Agency Obligations	59,756,055	-	59,756,055	-

Equity Funds	756,216,801	756,216,801	-	-

Preferred Securities	531,386,883	-	531,386,883	-

Money Market Funds	208,894,484	208,894,484	-	-
Total Investments in Securities:	4,997,425,693	3,798,993,519	1,198,432,174	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2023

Assets
Investment in securities, at value (including securities loaned of $2,563,262) - See accompanying schedule:
Unaffiliated issuers (cost $3,520,777,376)	$4,032,314,408
Fidelity Central Funds (cost $934,980,433)	965,111,285

Total Investment in Securities (cost $4,455,757,809)		$4,997,425,693
Cash		78
Foreign currency held at value (cost $31,094)		31,175
Receivable for investments sold		14,494,863
Receivable for fund shares sold		1,197,604
Dividends receivable		9,420,381
Interest receivable		3,206,267
Distributions receivable from Fidelity Central Funds		857,706
Prepaid expenses		5,472
Total assets		5,026,639,239
Liabilities
Payable for investments purchased	$24,502,298
Payable for fund shares redeemed	3,459,385
Accrued management fee	2,138,265
Distribution and service plan fees payable	416,645
Other affiliated payables	701,126
Other payables and accrued expenses	159,813
Collateral on securities loaned	2,596,800
Total Liabilities		33,974,332
Net Assets		$4,992,664,907
Net Assets consist of:
Paid in capital		$4,297,775,217
Total accumulated earnings (loss)		694,889,690
Net Assets		$4,992,664,907

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($856,477,266 ÷ 54,661,586 shares)(a)		$15.67
Maximum offering price per share (100/94.25 of $15.67)		$16.63
Class M :
Net Asset Value and redemption price per share ($287,669,751 ÷ 18,370,534 shares)(a)		$15.66
Maximum offering price per share (100/96.50 of $15.66)		$16.23
Class C :
Net Asset Value and offering price per share ($150,575,534 ÷ 9,646,853 shares)(a)		$15.61
Strategic Dividend and Income :
Net Asset Value, offering price and redemption price per share ($2,863,292,135 ÷ 181,105,743 shares)		$15.81
Class I :
Net Asset Value, offering price and redemption price per share ($603,173,341 ÷ 38,295,486 shares)		$15.75
Class Z :
Net Asset Value, offering price and redemption price per share ($231,476,880 ÷ 14,695,838 shares)		$15.75
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended November 30, 2023
Investment Income
Dividends		$133,858,109
Interest		21,434,035
Income from Fidelity Central Funds (including $116,152 from security lending)		28,725,274
Total Income		184,017,418
Expenses
Management fee	$26,941,411
Transfer agent fees	7,523,294
Distribution and service plan fees	5,352,260
Accounting fees	1,302,122
Custodian fees and expenses	41,571
Independent trustees' fees and expenses	17,772
Registration fees	148,044
Audit	71,126
Legal	11,230
Miscellaneous	110,492
Total expenses before reductions	41,519,322
Expense reductions	(322,391)
Total expenses after reductions		41,196,931
Net Investment income (loss)		142,820,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	156,396,071
Fidelity Central Funds	(1,041,048)
Foreign currency transactions	41,831
Total net realized gain (loss)		155,396,854
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(214,771,504)
Fidelity Central Funds	(17,530,251)
Assets and liabilities in foreign currencies	33,942
Total change in net unrealized appreciation (depreciation)		(232,267,813)
Net gain (loss)		(76,870,959)
Net increase (decrease) in net assets resulting from operations		$65,949,528
Statement of Changes in Net Assets

	Year ended November 30, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$142,820,487	$123,021,605
Net realized gain (loss)	155,396,854	101,278,009
Change in net unrealized appreciation (depreciation)	(232,267,813)	(344,378,889)
Net increase (decrease) in net assets resulting from operations	65,949,528	(120,079,275)
Distributions to shareholders	(215,699,144)	(480,453,095)

Share transactions - net increase (decrease)	(192,298,975)	175,514,024
Total increase (decrease) in net assets	(342,048,591)	(425,018,346)

Net Assets
Beginning of period	5,334,713,498	5,759,731,844
End of period	$4,992,664,907	$5,334,713,498

Financial Highlights
Fidelity Advisor® Strategic Dividend & Income® Fund Class A

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.12	$17.88	$16.11	$15.77	$15.18
Income from Investment Operations
Net investment income (loss) A,B	.41	.34	.25	.33	.34
Net realized and unrealized gain (loss)	(.23)	(.64)	2.39	1.01	1.23
Total from investment operations	.18	(.30)	2.64	1.34	1.57
Distributions from net investment income	(.39)	(.36)	(.38)	(.30)	(.33)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.63)	(1.46)	(.87)	(1.00)	(.98)
Net asset value, end of period	$15.67	$16.12	$17.88	$16.11	$15.77
Total Return C,D	1.28%	(2.09)%	16.99%	9.04%	11.44%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	.97%	.97%	.99%	1.00%
Expenses net of fee waivers, if any	.97%	.97%	.97%	.99%	1.00%
Expenses net of all reductions	.97%	.97%	.97%	.99%	1.00%
Net investment income (loss)	2.61%	2.07%	1.45%	2.20%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$856,477	$880,711	$867,690	$666,152	$661,327
Portfolio turnover rate G	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class M

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.11	$17.86	$16.10	$15.76	$15.17
Income from Investment Operations
Net investment income (loss) A,B	.37	.30	.21	.29	.30
Net realized and unrealized gain (loss)	(.23)	(.63)	2.38	1.01	1.23
Total from investment operations	.14	(.33)	2.59	1.30	1.53
Distributions from net investment income	(.35)	(.32)	(.34)	(.26)	(.29)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.59)	(1.42)	(.83)	(.96)	(.94)
Net asset value, end of period	$15.66	$16.11	$17.86	$16.10	$15.76
Total Return C,D	1.03%	(2.29)%	16.65%	8.77%	11.16%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.22%	1.22%	1.22%	1.24%	1.25%
Expenses net of fee waivers, if any	1.22%	1.21%	1.22%	1.24%	1.25%
Expenses net of all reductions	1.22%	1.21%	1.22%	1.23%	1.25%
Net investment income (loss)	2.37%	1.82%	1.21%	1.96%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$287,670	$307,028	$316,442	$275,209	$275,564
Portfolio turnover rate G	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class C

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.05	$17.80	$16.03	$15.69	$15.10
Income from Investment Operations
Net investment income (loss) A,B	.29	.21	.12	.21	.23
Net realized and unrealized gain (loss)	(.22)	(.63)	2.38	1.01	1.22
Total from investment operations	.07	(.42)	2.50	1.22	1.45
Distributions from net investment income	(.27)	(.23)	(.24)	(.19)	(.21)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.51)	(1.33)	(.73)	(.88) C	(.86)
Net asset value, end of period	$15.61	$16.05	$17.80	$16.03	$15.69
Total Return D,E	.55%	(2.85)%	16.12%	8.22%	10.61%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.74%	1.73%	1.73%	1.75%	1.75%
Expenses net of fee waivers, if any	1.73%	1.72%	1.73%	1.74%	1.75%
Expenses net of all reductions	1.73%	1.72%	1.73%	1.74%	1.75%
Net investment income (loss)	1.85%	1.31%	.70%	1.45%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$150,576	$192,698	$233,431	$278,672	$316,896
Portfolio turnover rate H	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Strategic Dividend & Income® Fund

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.26	$18.02	$16.23	$15.88	$15.27
Income from Investment Operations
Net investment income (loss) A,B	.45	.39	.31	.37	.39
Net realized and unrealized gain (loss)	(.22)	(.64)	2.40	1.02	1.24
Total from investment operations	.23	(.25)	2.71	1.39	1.63
Distributions from net investment income	(.43)	(.41)	(.43)	(.34)	(.37)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.68) C	(1.51)	(.92)	(1.04)	(1.02)
Net asset value, end of period	$15.81	$16.26	$18.02	$16.23	$15.88
Total Return D	1.55%	(1.79)%	17.30%	9.35%	11.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.70%	.68%	.68%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.68%	.68%	.70%	.71%
Expenses net of all reductions	.69%	.68%	.68%	.70%	.71%
Net investment income (loss)	2.89%	2.35%	1.74%	2.49%	2.57%
Supplemental Data
Net assets, end of period (000 omitted)	$2,863,292	$3,093,655	$3,514,906	$2,751,272	$3,142,639
Portfolio turnover rate G	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class I

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.20	$17.96	$16.18	$15.84	$15.23
Income from Investment Operations
Net investment income (loss) A,B	.45	.38	.30	.36	.38
Net realized and unrealized gain (loss)	(.23)	(.64)	2.39	1.02	1.24
Total from investment operations	.22	(.26)	2.69	1.38	1.62
Distributions from net investment income	(.43)	(.40)	(.42)	(.34)	(.36)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.67)	(1.50)	(.91)	(1.04)	(1.01)
Net asset value, end of period	$15.75	$16.20	$17.96	$16.18	$15.84
Total Return C	1.53%	(1.83)%	17.25%	9.28%	11.82%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.73%	.72%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.72%	.71%	.72%	.73%	.74%
Expenses net of all reductions	.72%	.71%	.72%	.73%	.74%
Net investment income (loss)	2.87%	2.32%	1.71%	2.46%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$603,173	$658,828	$647,384	$537,336	$545,366
Portfolio turnover rate F	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Strategic Dividend & Income® Fund Class Z

Years ended November 30,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.20	$17.96	$16.18	$15.84	$15.24
Income from Investment Operations
Net investment income (loss) A,B	.47	.40	.32	.38	.40
Net realized and unrealized gain (loss)	(.23)	(.63)	2.39	1.01	1.23
Total from investment operations	.24	(.23)	2.71	1.39	1.63
Distributions from net investment income	(.45)	(.43)	(.45)	(.36)	(.38)
Distributions from net realized gain	(.24)	(1.10)	(.49)	(.70)	(.65)
Total distributions	(.69)	(1.53)	(.93) C	(1.05) C	(1.03)
Net asset value, end of period	$15.75	$16.20	$17.96	$16.18	$15.84
Total Return D	1.66%	(1.70)%	17.40%	9.43%	11.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.59%	.59%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.59%	.59%	.61%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.60%	.61%
Net investment income (loss)	2.99%	2.44%	1.83%	2.59%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$231,477	$201,793	$179,880	$140,035	$127,236
Portfolio turnover rate G	34%	29%	37%	55%	58%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2023

1. Organization.
Fidelity Strategic Dividend & Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Dividend and Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, certain conversion ratio adjustments, equity-debt reclassifications, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$778,127,029
Gross unrealized depreciation	(231,045,550)
Net unrealized appreciation (depreciation)	$547,081,479
Tax Cost	$4,450,344,214

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,028,850
Undistributed long-term capital gain	$143,638,297
Net unrealized appreciation (depreciation) on securities and other investments	$518,644,379

The tax character of distributions paid was as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$135,891,885	$ 199,071,661
Long-term Capital Gains	79,807,259	281,381,434
Total	$215,699,144	$ 480,453,095
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Dividend & Income Fund	1,644,357,760	2,115,837,457
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$2,170,943	$43,757
Class M	.25%	.25%	1,476,624	4,161
Class C	.75%	.25%	1,704,693	195,971
			$5,352,260	$243,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 233,974
Class M	13,745
Class CA	4,715
$ 252,434
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,483,341.17
Class M	490,278.17
Class C	301,268.18
Strategic Dividend and Income	4,094,764.14
Class I	1,060,648.17
Class Z	92,995.04
	$7,523,294
During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1698%
Class M	0.1647%
Class C	0.1754%
Strategic Dividend and Income	0.1376%
Class I	0.1671%
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Strategic Dividend & Income Fund	.03
During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Strategic Dividend & Income Fund	0.0249%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Dividend & Income Fund	$15,824

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Strategic Dividend & Income Fund	93,944,075	96,704,574	11,427,659

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Strategic Dividend & Income Fund	18,048

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Strategic Dividend & Income Fund	$9,413
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Strategic Dividend & Income Fund	$11,388	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,541. During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense reduction

Class M	$27

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $311,823.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Strategic Dividend & Income Fund
Distributions to shareholders
Class A	$ 34,896,865	$72,202,464
Class M	11,232,837	25,377,341
Class C	5,885,537	17,010,211
Strategic Dividend and Income	127,313,172	295,135,635
Class I	27,077,704	55,066,224
Class Z	9,293,029	15,661,220
Total	$ 215,699,144	$ 480,453,095
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2023	Year ended November 30, 2022	Year ended November 30, 2023	Year ended November 30, 2022
Fidelity Strategic Dividend & Income Fund
Class A
Shares sold	7,561,678	10,081,326	$117,453,014	$164,058,637
Reinvestment of distributions	2,211,255	4,058,438	33,782,563	69,727,289
Shares redeemed	(9,745,137)	(8,044,178)	(150,986,608)	(130,331,995)
Net increase (decrease)	27,796	6,095,586	$248,969	$103,453,931
Class M
Shares sold	1,968,340	3,113,421	$30,561,012	$50,838,746
Reinvestment of distributions	729,348	1,464,957	11,141,435	25,222,648
Shares redeemed	(3,385,051)	(3,235,260)	(52,479,665)	(52,624,168)
Net increase (decrease)	(687,363)	1,343,118	$(10,777,218)	$23,437,226
Class C
Shares sold	1,285,125	2,261,446	$19,977,665	$35,899,272
Reinvestment of distributions	381,448	973,185	5,807,925	16,810,796
Shares redeemed	(4,023,040)	(4,347,545)	(62,146,234)	(70,449,733)
Net increase (decrease)	(2,356,467)	(1,112,914)	$(36,360,644)	$(17,739,665)
Strategic Dividend and Income
Shares sold	15,206,763	25,593,096	$238,823,522	$424,950,121
Reinvestment of distributions	7,211,435	15,197,698	111,124,928	263,170,340
Shares redeemed	(31,571,198)	(45,583,592)	(493,891,504)	(740,701,916)
Net increase (decrease)	(9,153,000)	(4,792,798)	$(143,943,054)	$(52,581,455)
Class I
Shares sold	6,813,633	10,953,297	$106,609,218	$178,585,864
Reinvestment of distributions	1,658,668	2,974,947	25,466,578	51,236,574
Shares redeemed	(10,837,665)	(9,312,946)	(168,888,581)	(150,909,140)
Net increase (decrease)	(2,365,364)	4,615,298	$(36,812,785)	$78,913,298
Class Z
Shares sold	4,712,904	3,911,746	$73,832,941	$63,430,176
Reinvestment of distributions	522,283	761,387	8,014,190	13,074,796
Shares redeemed	(2,992,888)	(2,233,150)	(46,501,374)	(36,474,283)
Net increase (decrease)	2,242,299	2,439,983	$35,345,757	$40,030,689
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Dividend & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Strategic Dividend & Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 230 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 to November 30, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period- C June 1, 2023 to November 30, 2023
Fidelity® Strategic Dividend & Income® Fund
Class A	.97%
Actual		$ 1,000	$ 1,043.50	$ 4.97
Hypothetical-B		$ 1,000	$ 1,020.21	$ 4.91
Class M	1.22%
Actual		$ 1,000	$ 1,042.20	$ 6.25
Hypothetical-B		$ 1,000	$ 1,018.95	$ 6.17
Class C	1.73%
Actual		$ 1,000	$ 1,039.50	$ 8.85
Hypothetical-B		$ 1,000	$ 1,016.39	$ 8.74
Fidelity® Strategic Dividend & Income® Fund	.69%
Actual		$ 1,000	$ 1,044.60	$ 3.54
Hypothetical-B		$ 1,000	$ 1,021.61	$ 3.50
Class I	.72%
Actual		$ 1,000	$ 1,044.60	$ 3.69
Hypothetical-B		$ 1,000	$ 1,021.46	$ 3.65
Class Z	.59%
Actual		$ 1,000	$ 1,045.30	$ 3.03
Hypothetical-B		$ 1,000	$ 1,022.11	$ 2.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2023, $162,753,434, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,710,465 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 18%, 100%, 95%, and 95%; Class M designates 19%, 100%, 100%, and 100%; Class C designates 22%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 16%, 84%, 85%, and 85%; Class I designates 17%, 86%, 86%, and 86% and Class Z designates 16%, 80%, 82%, and 82%; of the dividends distributed in  December, April, July and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 40.63%, 100%, 100%, and 100%; Class M designates 43.57%, 100%, 100%, and 100%; Class C designates 50.96%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 37.82%, 100%, 100%, and 100%; Class I designates 38.06%, 100%, 100%, and 100% and Class Z designates 36.89%, 100%, 100%, and 100%; of  the dividends distributed in December, April July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 15.15%; Class M designates 16.25%; Class C designates 19.00%; Strategic Dividend & Income designates 14.10%; Class I designates 14.19% and Class Z designates 13.76% of the dividends distributed in December 2022, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Strategic Dividend & Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered FMR's staffing as it relates to the fund, including the backgrounds and experience of investment personnel and also considered FMR's implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with Fidelity, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund's retail class ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that the total expenses for Class M of the fund ranked in the 4th quartile of the similar sales load structure group. The Board noted that Class M has a 0.50% 12b-1 fee, which is higher than the 12b-1 fee for most front-end load classes. The Board further noted that Class M shares, purchasers of which may be subject to a front-end sales load, are primarily distributed on a load-waived basis through retirement plans and intermediary wrap products that qualify for a sales charge waiver. The Board also noted that, in the retirement plan market, Class M's 0.50% 12b-1 fee is comparable to competing Class R shares, which Lipper classifies as institutional load. The Board considered that, when compared against classes with a 0.50% 12b-1 fee, regardless of load, the total expenses ratios of Class M shares of the fund ranked below its respective competitive median.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	98.000
Withheld	9,407,876,478.960	2.000
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	98.000
Withheld	9,682,510,728.020	2.000
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	98.000
Withheld	9,300,257,464.450	2.000
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.000
Withheld	9,875,267,944.120	3.000
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.000
Withheld	7,655,265,567.910	2.000
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	98.000
Withheld	8,121,344,730.850	2.000
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	98.000
Withheld	8,704,890,344.770	2.000
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	98.000
Withheld	9,395,559,138.370	2.000
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	98.000
Withheld	9,709,684,587.300	3.000
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.000
Withheld	10,295,150,593.790	3.000
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	98.000
Withheld	7,978,946,035.600	2.000
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.000
Withheld	7,615,265,378.730	2.000
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.802403.119
SDI-ANN-0124

Item 2.

Code of Ethics

As of the end of the period, November 30, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Strategic Dividend & Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$53,800	$5,100	$18,200	$2,200

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$51,100	$4,900	$16,900	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management &

Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2023A	November 30, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2023A	November 30, 2022A
PwC	$13,613,300	$12,907,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2024